PRUDENTIAL INVESTMENTS » MUTUAL FUNDS
Prudential Income Builder Fund

A: PCGAX	B: PBCFX	C: PCCFX	R: PCLRX	Z: PDCZX
SUMMARY PROSPECTUS • December 26, 2014
Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can ﬁnd the Fund's Prospectus, Statement of Additional Information (SAI), Annual Report and other information about the Fund online at www.prudentialfunds.com/docs. You can also get this information at no cost by calling 1-800-225-1852 or by sending an e-mail to: prospectus@prudentialfundsemail.com. The Fund's Prospectus and SAI, both dated December 26, 2014, as supplemented and amended from time to time, and the Fund's most recent shareholder report, dated October 31, 2014, are all incorporated by reference into (legally made a part of) this Summary Prospectus.

INVESTMENT OBJECTIVE
The investment objective of the Fund is to seek income and long-term capital growth.
FUND FEES AND EXPENSES
The tables below describe the sales charges, fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and an eligible group of related investors purchase, or agree to purchase in the future, $25,000 or more in shares of the Fund or other funds in the Prudential Investments family of funds. More information about these discounts is available from your financial professional and is explained in Reducing or Waiving Class A's Initial Sales Charge on page 41 of the Fund's Prospectus and in Rights of Accumulation on page 62 of the Fund's Statement of Additional Information (SAI).
Shareholder Fees (fees paid directly from your investment)
	Class A	Class B	Class C	Class R	Class Z
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of original purchase price or net asset value at redemption)	1%	5%	1%	None	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None	None	None
Redemption fee	None	None	None	None	None
Exchange fee	None	None	None	None	None
Maximum account fee (accounts under $10,000)	$15	$15	$15	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class R	Class Z
Management fees	.70%	.70%	.70%	.70%	.70%
+ Distribution and Service (12b-1) fees	.30%	1.00%	1.00%	.75%	None
+ Other expenses	.51%	.51%	.51%	.51%	.51%
+ Acquired Fund Fees and Expenses	.24%	.24%	.24%	.24%	.24%
= Total annual Fund operating expenses	1.75%	2.45%	2.45%	2.20%	1.45%
– Fee waiver and/or expense reimbursement	(.80)%	(.75)%	(.75)%	(1.00)%	(.75)%
= Total annual Fund operating expenses after fee waiver and/or expense reimbursement(1)(2)	.95%	1.70%	1.70%	1.20%	.70%
(1)The manager has contractually agreed through February 29, 2016 to limit the net annual operating expenses and acquired fund fees and expenses (exclusive of distribution and service (12b-1) fees, taxes (including acquired fund taxes), interest, brokerage, dividend and interest expense on short sales (including acquired fund dividend and interest expense on short sales), extraordinary expenses and certain other expenses) of each class of shares of the Fund to .70% of the Fund's average daily net assets. Separately, the distributor has contractually agreed through February 29, 2016 to reduce its distribution and service (12b-1) fees for Class A shares to an annual rate of .25% of the average daily net assets of Class A shares and its distribution and service (12b-1) fees for Class R shares to an annual rate of .50% of the average daily net assets of Class R shares. These waivers may not be terminated prior to February 29, 2016 without the prior approval of the Fund's Board of Trustees.
(2) The Fund's Total annual Fund operating expenses (after fee waiver and/or expense reimbursement) do not correlate to the ratio of expenses to average net assets in the Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
Example. The following hypothetical example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment
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each year, that the Fund's operating expenses remain the same (except that fee waivers or reimbursements, if any, are only reflected in the 1-Year figures) and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.
	If Shares Are Redeemed				If Shares Are Not Redeemed
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$642	$997	$1,376	$2,436	$642	$997	$1,376	$2,436
Class B	$673	$992	$1,338	$2,474	$173	$692	$1,238	$2,474
Class C	$273	$692	$1,238	$2,729	$173	$692	$1,238	$2,729
Class R	$122	$592	$1,088	$2,456	$122	$592	$1,088	$2,456
Class Z	$72	$385	$721	$1,671	$72	$385	$721	$1,671
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the Fund's most recent fiscal period, the Fund's portfolio turnover rate was 140% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. In order to achieve its investment objective, the Fund seeks investments that are expected to both generate income and appreciate in value.  The Fund seeks to achieve its investment objectives by investing in a diversified portfolio consisting of a wide variety of income-oriented investments and strategies within the equity and fixed income market segments. The Fund may invest approximately 20% to 80% of its total assets in equity and equity-related securities. The Fund also may invest approximately 20% to 80% of its total assets in fixed income investments. The Fund gains exposure to the equities and fixed income market segments by investing in varying combinations of other Prudential mutual funds (the Underlying Prudential Funds), exchange traded funds (ETFs, and together with the Underlying Prudential Funds, the Underlying Funds) and direct investments by the Fund's subadvisers. Investments in Underlying Funds will be included in the applicable market segment based on the primary investment focus of the Underlying Funds.
Quantitative Management Associates LLC (QMA), one of the Fund’s subadvisers, will tactically allocate the Fund's assets among the different sub-classes within equities and equity-related securities and fixed income investments. Asset allocation decisions will be determined using a combination of quantitative tools and the judgment of QMA's investment professionals.
Equity and Equity-Related Securities. The Fund's equity and equity-related securities include common stock, securities convertible or exchangeable for common stock or the cash value of such common stock, structured notes, preferred securities, warrants and rights, Underlying Prudential Funds, ETFs, investments in various types of business ventures including partnerships and joint ventures and business development companies, real estate securities, securities of real estate investment trusts (REITs) and income and royalty trusts, American Depositary Receipts and other similar securities issued by US or foreign companies of any market capitalization. The Fund may invest in securities issued in an initial public offering (IPO). The Fund may invest up to 25% of total assets in publicly-traded master limited partnerships (MLPs).
Fixed Income Investments. The Fund's fixed income investments include Underlying Funds and all types of bonds of varying maturities and credit quality (including “junk” bonds), such as US Government securities, debentures, notes, commercial paper, mortgage-related and asset-backed securities, convertibles, loan assignments and participations, corporate debt securities, money market instruments, foreign securities (including emerging market securities) and other similar investments. Such investments may be denominated in US currency or foreign currencies (including currencies of emerging markets) and may consist of fixed income instruments of companies or governments of US or foreign issuers, including emerging markets.
The Fund's investments in high yield fixed income investments (commonly referred to as “junk” bonds) generally are rated either Ba1 or lower by Moody’s Investors Service (Moody’s), BB+ or lower by Standard & Poor’s Ratings Services, a division of The McGraw Hill Companies, Inc. (Standard & Poor’s), or comparably rated by another nationally recognized statistical rating organization (NRSRO), or, if unrated, are considered by Prudential Fixed Income (PFI), a business unit of Prudential Investment Management, Inc. (PIM), one of the Fund’s subadvisers, to be of comparable quality.
More detailed information appears in the section entitled How the Fund Invests.
Principal Risks of Investing in the Fund. All investments have risks to some degree. Loss of money is a risk of investing in the Fund. Please remember that an investment in the Fund is not guaranteed to achieve its investment objective; is not a deposit with a bank; is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks, including possible loss of your original investment.
Set forth below is a description of the principal risks associated with an investment in the Fund either through direct investments or indirectly through the Fund’s investments in the Underlying Funds.

Market Events. The global financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets. In response to the crisis, the US Government and the Federal Reserve, as well as certain foreign governments and their central banks, have taken steps to support financial markets, including keeping interest rates low. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as the value and liquidity of certain securities.
This environment could make identifying investment risks and opportunities especially difficult for the subadviser, and whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected. In addition, policy and legislative changes in the United States and other countries are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Risk of Increase in Expenses. Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.
Asset Allocation Risk. Asset allocation risk is the risk that the Fund’s assets may be allocated to an asset class that underperforms other asset classes. For example, fixed income securities may underperform equities.
Fund of Funds Risk. The value of an investment in the Fund will be related, to a degree, to the investment performance of the Underlying Funds in which it invests. Therefore, the principal risks of investing in the Fund are closely related to the principal risks associated with these Underlying Funds and their investments. Because the Fund’s allocation among different Underlying Funds and direct investments in securities and derivatives will vary, an investment in the Fund may be subject to any and all of these risks at different times and to different degrees. Investing in an Underlying Fund will also expose the Fund to a pro rata portion of the Underlying Fund’s fees and expenses. In addition, one Underlying Fund may buy the same securities that another Underlying Fund sells. Therefore, the Fund would indirectly bear the costs of these trades without accomplishing the investment purpose.
Affiliated Funds Risk. The Fund’s manager serves as the manager of the Underlying Prudential Funds. It is possible that a conflict of interest among the Fund and the Underlying Prudential Funds could affect how the manager and subadvisers fulfill their fiduciary duties to the Fund and the Underlying Prudential Funds. Because the amount of the investment management fees to be retained by the manager and the subadvisers may differ depending upon the Underlying Prudential Funds in which the Fund invests, there is a conflict of interest for the manager and the subadvisers in selecting the Underlying Prudential Funds. In addition, the manager and the subadvisers may have an incentive to take into account the effect on an Underlying Prudential Fund in which the Fund may invest in determining whether, and under what circumstances, to purchase or sell shares in that Underlying Prudential Fund. Although the manager and the subadvisers take steps to address the conflicts of interest, it is possible that the conflicts could impact the Fund. In addition, the subadvisers may invest in Underlying Prudential Funds that have a limited or no performance history.
Asset Class Variation Risk. The Underlying Funds invest principally in the securities constituting their asset class (i.e., domestic or international real estate, utilities, infrastructure, natural resources, MLPs and various types of fixed-income investments). However, under normal market conditions, an Underlying Fund may vary the percentage of its assets in these securities (subject to any applicable regulatory requirements). Depending upon the percentage of securities in a particular asset class held by the Underlying Funds at any given time and the percentage of the Fund’s assets invested in the Underlying Funds, the Fund’s actual exposure to the securities in a particular asset class may vary substantially from its allocation to that asset class.
Multi-Manager Risk. While the manager monitors the investments of each subadviser and monitors the overall management of the Fund, each subadviser makes investment decisions for the asset classes it manages independently from one another. It is possible that the investment styles used by a subadviser in an asset class will not always be complementary to those used by others, which could adversely affect the performance of the Fund.
Master Limited Partnerships Risk. The risks of investing in an MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume and they may be relatively illiquid, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly-based companies. The Fund’s investments in MLPs also subjects the Fund to risks associated with the specific industry or industries in which the MLPs invest, risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Since MLPs generally conduct business in multiple states, the Fund may be subject to income or franchise tax in each of the states in which the partnership does business. The additional cost of preparing and filing the tax returns and paying the related taxes may adversely impact the Fund’s return on its investment in MLPs.
Initial Public Offerings Risk. The Fund may participate in the initial public offering (IPO) market. The volume of IPOs and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If IPOs are brought to the market, availability may be limited and if the Fund desires to acquire shares in such an offering, it may not be able to buy any shares at the offering price, or if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. The prices of securities involved in IPOs are often subject to greater and more unpredictable price changes than more established stocks. Such unpredictability can have a dramatic impact on the Fund's performance (higher or lower) and any assumptions by investors based on the affected performance may be unwarranted. In addition, as Fund assets grow, the impact of IPO investments on performance will decline, which could reduce total returns.
Management Risk. Actively managed mutual funds are subject to management risk. The subadvisers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these techniques will produce the desired results. Additionally, the securities or Underlying Funds selected by the manager and/or subadvisers may underperform the markets in general, the Fund’s benchmark and other mutual funds with similar investment objectives.
Bond Obligations Risk. As with credit risk, market risk and interest rate risk, the Fund's holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to call and redemption risk, which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may lose income.
Junk Bonds Risk. High-yield, high-risk bonds have predominantly speculative characteristics, including particularly high credit risk. Junk bonds tend to be less liquid than higher-rated securities. The liquidity of particular issuers or industries within a particular investment category may shrink or disappear suddenly and without warning. The non-investment grade bond market can experience sudden and sharp price swings and become illiquid due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high profile default or a change in the market's psychology.
Credit Risk. This is the risk that the issuer, the guarantor or the insurer of a fixed-income security, or the counterparty to a contract, may be unable or unwilling to make timely principal and interest payments or to otherwise honor its obligations. Additionally, the securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk.
Interest Rate Risk. This is the risk that the securities in which the Fund invests could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities generally are more sensitive to interest rate changes. In addition, short-term and long-term interest rates do not necessarily move in the same direction or by the same amount. An instrument's reaction to interest rate changes depends on the timing of its interest and principal payments and the current interest rate for each of those time periods. Instruments with floating interest rates can be less sensitive to interest rate changes. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by the subadvisers. Certain types of debt obligations are also subject to prepayment and extension risk. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund's holdings may fall sharply. This is referred to as “extension risk.”
Foreign Securities Risk. Investing in securities of non-US issuers generally involves more risk than investing in securities of US issuers. Foreign political, economic and legal systems, especially those in developing and emerging countries, may be less stable and more volatile than in the US. Foreign legal systems generally have fewer regulatory requirements than the US legal system. Additionally, the changing value of foreign currencies could also affect the value of the assets the Fund holds and the Fund's performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in foreign securities may be subject to non-US withholding and other taxes. Investments in emerging markets countries are subject to greater volatility and price declines. Low trading volumes may result in a lack of liquidity and in price volatility. In addition, such countries may have policies that restrict investment by foreign investors, or that prevent foreign investors from withdrawing their money at will.
Liquidity Risk. This is the risk that the Fund may invest to a greater degree in instruments that trade in lower volumes and may make investments that may be less liquid than other investments. It also includes the risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell liquid securities at an unfavorable time and conditions.
Emerging Markets Risk. The risks of non-US investments are greater for investments in emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by foreigners, or that prevent foreign investors from withdrawing their money at will.
Equity Securities Risk. The price of a particular stock the Fund owns could go down and you could lose money. In addition to an individual stock losing value, the value of the equity markets or a sector of them in which the Fund invests could go down. Different sectors of a market can react differently to adverse issuer, market, regulatory, political and economic developments.
Market Capitalization Risk. The Fund may invest in companies of any market capitalization. Generally, the stock prices of small- and medium-sized companies are less stable than the prices of large company stocks and may present greater risks. In exchange for the potentially lower risks of investing in large capitalization companies, the Fund's value may not rise as much as the value of funds that emphasize smaller capitalization companies. Large capitalization companies as a group could fall out of favor with the market, causing the Fund to underperform compared to investments that focus on smaller capitalized companies.
Active Trading Risk. The Fund actively and frequently trades its portfolio securities. High portfolio turnover results in higher transaction costs, which can affect the Fund’s performance and have adverse tax consequences.
Risks of Investing in Infrastructure Companies. Securities of infrastructure companies are more susceptible to adverse economic, social, political and regulatory occurrences affecting their industries. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, insufficient supply of necessary resources, increased competition from other providers of similar services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Certain infrastructure companies may operate in limited areas or have few sources of revenue.
Infrastructure companies may also be affected by or subject to:
■	regulation by various government authorities;
■	government regulation of rates charged to customers;
■	service interruption due to environmental, operational or other mishaps as well as political and social unrest;
■	the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards; and
■	general changes in market sentiment towards the assets of infrastructure companies.
Real Estate Risk. The value of real estate securities in general, and REITs in particular, is subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “subprime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property, interest rates and, with respect to REITs, the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. The Fund will indirectly bear a portion of the expenses, which may include management fees, paid by each REIT in which it invests, in addition to the expenses of the Fund.
Real Estate Investment Trust (REIT) Risk. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property/mortgage asset type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs must also meet certain requirements under the Internal Revenue Code of 1986, as amended (the “Code”) to avoid entity level tax and be eligible to pass-through certain tax attributes of their income to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment and of failing to maintain their exemptions from registration under the Investment Company Act of 1940 (the 1940 Act). REITs are subject to the risks of changes in the Code affecting their tax status. REITs (especially mortgage REITs) are subject to interest rate risks. Small capitalization REITs may have limited financial resources, may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than larger company securities. REITs may incur significant amounts of leverage. The Fund’s investments in REITs may subject the Fund to duplicate management and/or advisory fees.
Although we try to invest wisely, all investments involve risk. Because the Fund invests in real estate securities, including REITs, the Fund is subject to the risks of investing in the real estate industry, such as changes in general and local economic conditions, the supply and demand for real estate and changes in zoning and tax laws. Real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk. Because we invest in stocks, there is the risk that the price of a particular stock we own could go down or pay lower-than-expected or no dividends. In addition to an individual stock losing value, the value of the equity markets or of companies comprising the real estate industry could go down.
For more information on the risks of investing in this Fund, including the risks of foreign securities, please see How the Fund Invests—Investment Risks in the Prospectus and Investment Risks and Considerations in the SAI.
The Fund's Past Performance. The following bar chart shows the Fund's performance for the Class A share class for each full calendar year of operations or for the last 10 calendar years, whichever is shorter. The bar chart and Average Annual Total Returns table demonstrate the risk of investing in the Fund by showing how returns can change from year to year and by showing how the Fund's average annual total returns for the share class compare with a broad-based securities market index and a group of similar mutual funds.
Past performance (before and after taxes) does not mean that the Fund will achieve similar results in the future. Updated Fund performance information is available online at www.prudentialfunds.com.
Effective September 23, 2014, the Fund’s investment objective, strategies and policies were changed and QMA, Jennison Associates LLC, PFI and Prudential Real Estate Investors became the subadvisers to the Fund. The Fund’s performance prior to September 23, 2014 is not attributable to the Fund's current subadvisers or to its current investment strategies. The Fund no longer compares its performance to the Customized Blend Index because the Fund’s manager believes that the Barclays US Aggregate Bond Index provides a more appropriate basis for performance comparisons in light of the Fund’s adoption of the new investment objective, policies and strategies.

Best Quarter:		Worst Quarter:
9.80%	3rd Quarter 2009	-7.94%	4th Quarter 2008

1 These annual total returns do not include sales charges. If the sales charges were included, the annual total returns would be lower than those shown. Without the distribution and service (12b-1) fee waiver, the annual returns would have been lower, too. The total return for Class A shares from January 1, 2014 to September 30, 2014 was 3.32%.
Average Annual Total Returns % (including sales charges) (as of 12-31-13)
Return Before Taxes	One Year	Five Years	Ten Years	Since Inception
Class B shares	6.07	9.40	4.91	—
Class C shares	9.97	9.52	4.90	—
Class R shares	11.47	10.06	N/A	5.50 (10/4/04)
Class Z shares	12.03	10.63	5.96	—

Class A Shares % (including sales charges)
Return Before Taxes	5.67	9.12	5.11	—
Return After Taxes on Distributions	4.15	8.55	3.91	—
Return After Taxes on Distribution and Sale of Fund Shares	4.37	7.16	3.77	—
° After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares. After-tax returns for other classes will vary due to differing sales charges and expenses.
Index % (reflects no deduction for fees, expenses or taxes)
S&P 500 Index	32.37	17.93	7.40	—

Index % (reflects no deduction for fees, expenses or taxes)
Barclays US Aggregate Bond Index	-2.02	4.44	4.55	—
Customized Blend Index	11.09	10.31	6.18	—

Lipper Average % (reflects no deduction for sales charges or taxes)
Lipper Flexible Portfolio Funds Average	6.76	9.58	4.86	—
MANAGEMENT OF THE FUND
Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Quantitative Management Associates LLC	Ted Lockwood	Managing Director	September 2014
		Edward L. Campbell, CFA	Principal	September 2014
		Rory Cummings	Investment Associate	September 2014
	Jennison Associates LLC	Ubong “Bobby” Edemeka	Managing Director	September 2014
		Shaun Hong, CFA	Managing Director	September 2014
	Prudential Investment Management, Inc. – Prudential Fixed Income	Paul Appleby, CFA	Managing Director and co-Head of Prudential Fixed Income’s Leveraged Finance Team	September 2014
		David Bessey	Managing Director and Head of Prudential Fixed Income’s Emerging Markets Debt Team	September 2014
		Robert Cignarella, CFA	Managing Director and co-Head of Prudential Fixed Income’s Leveraged Finance Team	September 2014
		Brian Clapp, CFA	Principal	September 2014
		Michael J. Collins, CFA	Managing Director and Senior Investment Officer of Prudential Fixed Income	September 2014
		Cathy L. Hepworth, CFA	Managing Director of Prudential Fixed Income’s Emerging Markets Debt Team	September 2014
		Terence Wheat, CFA	Principal	September 2014
		Robert Spano, CFA, CPA	Principal	September 2014
		Daniel Thorogood, CFA	Vice-President of Prudential Fixed Income’s Leveraged Finance Team	September 2014
		Ryan Kelly, CFA	Principal	September 2014
	Prudential Investment Management, Inc. – Prudential Real Estate Investors	Marc R. Halle	Managing Director and Head of Global Real Estate Securities	September 2014
		Rick J. Romano	Portfolio Manager: US Real Estate Securities	September 2014
		Gek Lang Lee, CFA	Portfolio Manager: Asia Real Estate Securities	September 2014
		Michael Gallagher	Portfolio Manager: European Real Estate Securities	September 2014
BUYING AND SELLING FUND SHARES
	Minimum Initial Investment	Minimum Subsequent Investment
Fund shares (most cases)*	$2,500	$100

	Minimum Initial Investment	Minimum Subsequent Investment
Retirement accounts and custodial accounts for minors	$1,000	$100
Automatic Investment Plan (AIP)	$50	$50
*Note: Class B shares are closed to new purchases. Please see “How to Buy, Sell and Exchange Fund Shares—Closure of Class B Shares” in the Prospectus for more information.
You can purchase or redeem shares through the Fund's transfer agent or through servicing agents, including brokers, dealers and other financial intermediaries appointed by the distributor to receive purchase and redemption orders. Current shareholders may also purchase or redeem shares through the Fund's website or by calling (800) 225-1852.
TAX INFORMATION
Dividends, Capital Gains and Taxes. The Fund's dividends and distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase Fund shares through a financial services firm, the Fund, the Fund’s investment manager, or their related companies may pay the financial services firm for the sale of Fund shares and/or for services to shareholders. These payments may create a conflict of interest by influencing the financial services firm or the firm's representatives to recommend the Fund over another investment. Ask your financial services firm or representative for more information or visit your financial services firm's website.

By Mail:	Prudential Mutual Fund Services LLC, PO Box 9658, Providence, RI 02940
By Telephone:	800-225-1852 or 973-367-3529 (outside the US)
On the Internet:	www.prudentialfunds.com
MFSP504A